UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2008

FEDERAL HOME LOAN MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	000-53330	52-0904874

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive McLean, Virginia	22102

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On September 6, 2008, the Board of Directors (the “Board”) of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation) adopted a resolution consenting to the appointment of the Federal Housing Finance Agency (“FHFA”) as conservator of Freddie Mac. On September 6, 2008, the Director of FHFA (the “Director”) appointed FHFA as conservator of Freddie Mac in accordance with the Federal Housing Finance Reform Act of 2008 (the “Reform Act”) and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992. In a statement made on September 7, 2008, the Director stated his conclusion that Freddie Mac could not continue to operate safely and soundly and fulfill its mission without significant action and summarized the FHFA’s concerns in this regard. A copy of the Director’s statement is attached as Exhibit 99.1 to this report. On the same day, the Secretary of the U.S. Department of the Treasury (“Treasury”) made a statement concerning the appointment of the FHFA as conservator of Freddie Mac. A copy of the Secretary’s statement is attached as Exhibit 99.2 to this report.

On September 7, 2008, in connection with the appointment of FHFA as conservator, Freddie Mac and Treasury entered into a Senior Preferred Stock Purchase Agreement (“Purchase Agreement”). A copy of the Purchase Agreement is attached as Exhibit 10.1 to this report. The principal terms of the Purchase Agreement are as follows:

As consideration for Treasury’s entry into the Purchase Agreement, Freddie Mac has issued $1 billion aggregate liquidation preference of senior preferred stock to Treasury, together with a warrant for the purchase of common stock representing 79.9% of Freddie Mac’s common stock on a fully diluted basis, determined as of the exercise date. The warrant is exercisable at any time and from time to time through September 7, 2028 at a price of $0.00001 per share.

The senior preferred stock will pay quarterly cumulative dividends at a rate of 10% per year, or 12% in any quarter in which dividends are not paid in cash, until all accrued dividends have been paid in cash. If FHFA determines that Freddie Mac’s liabilities have exceeded its assets (excluding Treasury’s commitment and any unfunded amounts thereof under the Purchase Agreement) under generally accepted accounting principles, Treasury will contribute funds to Freddie Mac in an amount equal to the difference between such liabilities and assets. The maximum aggregate amount funded under the Purchase Agreement is $100 billion. An amount equal to each such contribution will be added to the aggregate liquidation preference of the senior preferred stock. In addition, Freddie Mac will be required to pay a quarterly commitment fee to Treasury based on the market value of Treasury’s commitment, in an amount to be determined, beginning March 31, 2010. At the election of Freddie Mac, it may pay the quarterly commitment fee in cash or by adding the amount of such fee to the aggregate liquidation preference of the senior preferred stock held by Treasury. The senior preferred stock will be senior to all other existing or future issues of preferred stock, common stock or other capital stock of Freddie Mac.

The Purchase Agreement provides that, without the prior consent of Treasury, Freddie Mac shall not:

•	Make any payment to purchase or redeem its capital stock, or pay any dividends, including preferred dividends (other than dividends on the senior preferred stock);

•	Issue capital stock of any kind (other than the senior preferred stock, the warrant or any shares of common stock issued pursuant to the warrant);

•	Terminate the conservatorship other than in connection with a receivership;

•	Sell, transfer, lease or otherwise dispose of any of its assets outside the ordinary course of business except under limited circumstances, including as necessary to meet its obligation under the Purchase Agreement to reduce Freddie Mac’s portfolio of retained mortgages and mortgage-backed securities;

•	Increase Freddie Mac’s total indebtedness to more than 110% of its indebtedness as of June 30, 2008 or become liable for any subordinated indebtedness;

•	Acquire or consolidate with, or merge into, another entity; or

•	Engage in any transaction with an affiliate unless the terms of such transaction are no less favorable to Freddie Mac than in an arm’s-length transaction with a non-affiliate or such transaction is undertaken in the ordinary course or pursuant to an existing contractual obligation or customary employment arrangement.

Under the Purchase Agreement, Freddie Mac shall not, without the consent of the Director in consultation with the Secretary of the Treasury, enter into any new compensation arrangements with, or increase amounts or benefits payable under existing compensation arrangements of, any “named executive officers” of Freddie Mac.

In addition, Freddie Mac’s retained mortgage and mortgage-backed securities portfolio as of December 31, 2009 may not exceed $850 billion, and must decline by 10% per year thereafter until it reaches $250 billion.

Item 1.03.  Bankruptcy or Receivership

See Item 1.01 above for a description of the appointment of FHFA as conservator of Freddie Mac.

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Since September 7, 2008, we have been in discussions with the New York Stock Exchange (NYSE) concerning the effect of conservatorship on our ongoing compliance with the NYSE’s corporate governance listing standards. At this time, we have not been notified by the NYSE that we are not in compliance with these listing standards. We continue to be in discussions with the NYSE.

Item 3.02.  Unregistered Sales of Equity Securities

In connection with the Purchase Agreement, Treasury acquired $1 billion in senior preferred stock of Freddie Mac as of September 8, 2008 as consideration for entering into the Purchase Agreement. See Item 1.01 above. The terms of the senior preferred stock are set forth in the Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of Variable Liquidation Preference Senior Preferred Stock, a copy of which is attached as Exhibit 4.2 to this report.

Pursuant to the Purchase Agreement, Freddie Mac issued to Treasury on September 7, 2008 a warrant for the purchase of common stock of Freddie Mac representing 79.9% of the common stock of Freddie Mac on a fully diluted basis at a price of $0.00001 per share. See Item 1.01 above.

The senior preferred stock and the warrant were issued directly to Treasury by Freddie Mac in consideration of the commitment set forth in the Purchase Agreement, and for no additional consideration. The senior preferred stock and the warrant were issued without the participation of an underwriter or placement agent. A copy of the warrant is attached to this report as Exhibit 10.2.

Under its Congressional charter, securities issued by Freddie Mac are “exempted securities” for purposes of the Securities Act of 1933. Accordingly, no registration statement for the issuance of the senior preferred stock or the warrant has been filed with the SEC.

Item 3.03.  Material Modification to Rights of Security Holders

Under the terms of the Purchase Agreement, the senior preferred stock ranks senior to all other existing and future issues of preferred stock, common stock or other capital stock of Freddie Mac.

On September 7, 2008, the Director of FHFA, acting as conservator for Freddie Mac, adopted a resolution eliminating the par value of Freddie Mac’s common stock and approving any amendment to the Seventh Amended and Restated Certificate of Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of Voting Common Stock of Freddie Mac (the “Common Stock Certificate”) necessary for such elimination. The resolution also increased the number of shares of Freddie Mac common stock authorized for issuance to 4,000,000,000 and approved any amendment to the Common Stock Certificate necessary for such increase. A copy of the amended Common Stock Certificate is attached as Exhibit 4.1 to this report.

As conservator, FHFA has succeeded to all rights and powers of Freddie Mac’s common and preferred stockholders. The Purchase Agreement provides that, without the prior consent of Treasury, Freddie Mac shall not make any payment to purchase or redeem its capital stock, or pay any dividends, including preferred dividends (other than dividends on the senior preferred stock). The holders of Freddie Mac’s existing common stock and preferred stock (other than the senior preferred stock) will retain all their rights in the financial worth of those instruments, as such worth is determined by the market.

Item 5.01.  Changes in Control of Registrant

On September 6, 2008 the Director of FHFA appointed FHFA as conservator of Freddie Mac in accordance with the Reform Act and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992. As conservator, FHFA is in control of Freddie Mac.

Specifically, the Reform Act provides that FHFA, as conservator, has

(i)	all rights, titles, powers, and privileges of Freddie Mac, and of any stockholder, officer, or director of Freddie Mac with respect to Freddie Mac and its assets; and

(ii)	title to the books, records, and assets of any other legal custodian of Freddie Mac.

As conservator, FHFA is authorized under the Reform Act to, among other things:

(i)	take over the assets of and operate Freddie Mac with all the powers of the shareholders, the directors, and the officers of Freddie Mac and conduct all the business of Freddie Mac;

(ii)	collect all obligations and money due to Freddie Mac;

(iii)	perform all functions of Freddie Mac in the name of Freddie Mac which are consistent with the FHFA’s appointment as conservator;

(iv)	preserve and conserve the assets and property of Freddie Mac; and

(v)	provide by contract for assistance in fulfilling any function, activity, action, or duty of FHFA as conservator.

The exercise by Treasury of its warrant to purchase 79.9% of the common stock of Freddie Mac would result in Treasury holding a majority of Freddie Mac’s common stock.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 7, 2008, the Director of FHFA, acting as conservator for Freddie Mac, appointed David M. Moffett as Chief Executive Officer of Freddie Mac, effective immediately. Mr. Moffett replaces Richard F. Syron as Chief Executive Officer.

Mr. Moffett, age 56, was a Senior Advisor at The Carlyle Group since August 2007 until his resignation on September 7, 2008. From February 2001 until February 2007, Mr. Moffett was Vice Chairman and Chief Financial Officer of U.S. Bancorp. Information with respect to the terms of Mr. Moffett’s employment is not yet determined or available.

Item 8.01.  Other Events

Treasury GSE Credit Facility

Pursuant to its authority under the Reform Act, Treasury has established the Government Sponsored Enterprise Credit Facility (“GSECF”). The GSECF is a lending facility to ensure credit availability to Freddie Mac, Fannie Mae, and the Federal Home Loan Banks that will provide secured funding on an as needed basis under terms and conditions established by the Secretary of the Treasury to protect taxpayers. The facility will offer liquidity if needed until December 31, 2009.

Any funding to Freddie Mac under the GSECF will be provided directly by Treasury in exchange for eligible collateral consisting of guaranteed mortgage-backed securities issued by Freddie Mac, with appropriate collateral margins as determined by Treasury.

Loans under the GSECF will be for short-term durations and would in general be expected to be for less than one month but no shorter than one week. The term of a loan may not be extended, but a maturing loan may be replaced with a new loan under the same borrowing procedures as the initial loan. The rate on a loan request ordinarily will be based on the daily LIBOR fix for a similar term of the loan plus 50 basis points (LIBOR +50 bp). The rate is set at the discretion of the Secretary of the Treasury with the objective of protecting the taxpayer, and is subject to change.

Treasury MBS Purchase Program

Pursuant to its authority under the Reform Act, Treasury announced a program under which Treasury will purchase Government Sponsored Enterprise (“GSE”) mortgage-backed securities (“MBS”) in the open market. The size and timing of Treasury’s investments in agency MBS will be subject to the discretion of the Secretary of the Treasury. The scale of the program will be based on developments in the capital markets and housing markets. Treasury’s authority to purchase MBS expires on December 31, 2009.

Treasury will designate independent asset managers as financial agents to undertake the purchase and management of a portfolio of GSE MBS on behalf of Treasury. The primary objectives of this portfolio will be to promote market stability, ensure mortgage availability, and protect the taxpayer.

Ratings

Various credit ratings assigned to Freddie Mac and its securities have recently been revised by nationally recognized statistical rating organizations. The table below reflects our credit ratings as of September 8, 2008.

	Standard & Poor’s	Moody’s	Fitch

Senior Long-Term Debt	AAA	Aaa	AAA
Short-Term Debt	A-1+	P-1	F-1+
Subordinated Debt	BBB+/Watch Positive	Aa2	AA-/Rating Watch Evolving
Preferred Stock	C	Ca	C/RR6
Risk-to-the-Government	NR (Not Rated)	Not Applicable	Not Applicable
Bank Financial Strength	Not Applicable	E+	Not Applicable

Ratings are not a recommendation to purchase, hold or sell securities and may be changed, suspended or withdrawn at any time by the assigning rating agency. Freddie Mac’s current ratings and the rating outlooks currently assigned to Freddie Mac are dependent upon economic conditions and other factors affecting credit risk that are outside the control of Freddie Mac. Each rating should be evaluated independently of the others. Detailed explanations of the ratings may be obtained from the rating agencies. The information above was obtained from information available on the websites of the rating agencies.

Impact of Transactions

The company is evaluating the impact of the transactions described in this report on its current and future business model and earnings as well as on its future reported results of operations and financial condition. Such impact may be material and could cause actual results to differ materially and adversely from our previously stated expectations and other forward-looking statements, including, among other things, with respect to portfolio growth, capital, deferred tax assets, credit losses, loan loss reserves, other than temporary impairment of MBSs and other matters.

Forward-Looking Statements

This Report includes forward-looking statements, which include matters relating to the conservatorship and expectations related to our operating results, financial condition, business, capital management, credit losses, trends and other matters. You should not rely unduly on our forward-looking statements. Actual results might differ significantly from those described in or implied by such forward-looking statements due to various factors and uncertainties.

Item 9.01.  Financial Statements and Exhibits

  (d)  Exhibits

The following exhibits are being filed as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

4.1	Eighth Amended and Restated Certificate of Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of Voting Common Stock (no par value per share), dated September 10, 2008

4.2	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of Variable Liquidation Preference Senior Preferred Stock (par value $1.00 per share), dated September 7, 2008

10.1	Senior Preferred Stock Purchase Agreement dated as of September 7, 2008, between the United States Department of the Treasury and Federal Home Loan Mortgage Corporation, acting through the Federal Housing Finance Agency as its duly appointed conservator

10.2	Warrant to Purchase Common Stock, dated September 7, 2008

99.1	Statement of FHFA Director James B. Lockhart dated September 7, 2008

99.2	Statement by Secretary Henry M. Paulson, Jr. on Treasury and Federal Housing Finance Agency Action to Protect Financial Markets and Taxpayers dated September 7, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ David M. Moffett

David M. Moffett
Chief Executive Officer

Date: September 11, 2008

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

4.1	Eighth Amended and Restated Certificate of Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of Voting Common Stock (no par value per share), dated September 10, 2008

4.2	Certificate of Creation, Designation, Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of Variable Liquidation Preference Senior Preferred Stock (par value $1.00 per share), dated September 7, 2008

10.1	Senior Preferred Stock Purchase Agreement dated as of September 7, 2008, between the United States Department of the Treasury and Federal Home Loan Mortgage Corporation, acting through the Federal Housing Finance Agency as its duly appointed conservator

10.2	Warrant to Purchase Common Stock, dated September 7, 2008

99.1	Statement of FHFA Director James B. Lockhart dated September 7, 2008

99.2	Statement by Secretary Henry M. Paulson, Jr. on Treasury and Federal Housing Finance Agency Action to Protect Financial Markets and Taxpayers dated September 7, 2008